UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 22, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                      333-109423                 52-1972128
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
 of incorporation)                                           Identification No.)



7430 New Technology Way, Frederick, Maryland                        21703
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   Address of principal executive offices                         (Zip Code)



Registrant's Telephone Number, including area code        (301) 846-8881
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

      Attached as an exhibit are the Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston LLC which are hereby filed pursuant to such letter.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------

     (EX-99) Computational Materials and Structural Term Sheets prepared by Credit Suisse First Boston LLC in connection with Wells Fargo Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates,
                                    Series 2005-1

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


February 22, 2005

                                   By:   /s/ Bradley A. Davis
                                         -----------------------------------
                                         Bradley A. Davis
                                         Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

 (EX-99)                Computational Materials and Structural          E
                        Term Sheets prepared by Credit Suisse
                        First Boston LLC in connection with
                        Wells Fargo Asset Securities Corporation,
                        Mortgage Asset-Backed Pass-Through
                        Certificates, Series 2005-1